UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2015

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 453-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Named Executive Officer

On October 31, 2015, Eugene V. DeFelice voluntarily resigned as an employee, Executive Vice President, General Counsel, and Secretary of HMS Holdings Corp. (the “Registrant”) to pursue other professional opportunities, effective November 15, 2015.  Mr. DeFelice advised the Registrant that his resignation was not due to any disagreement with the Registrant on any matters relating to the Registrant’s operations, policies, or practices, and the Registrant and Mr. DeFelice have agreed to terms by which he will continue to provide ongoing specified transition and cooperation assistance to the Registrant as reasonably requested while the Registrant conducts a search for an appropriate successor.

(e) Compensatory Arrangement

In connection with his resignation, Mr. DeFelice has entered into a Separation, Waiver and General Release Agreement (“Separation Agreement”) with the Registrant.  The Separation Agreement provides certain benefits to Mr. DeFelice in exchange for various commitments on his part including his agreement to provide post-employment transition and cooperation assistance as reasonably requested by the Registrant regarding currently pending litigation and other ongoing legal matters, extended non-compete and non-solicitation terms, a general release of claims, and additional non-disclosure obligations.

Subject to Mr. DeFelice’s continued performance under the Separation Agreement, he will be entitled to receive up to two years of base salary continuation, up to two times his annual target bonus amount, the premium costs associated with 18 months of continued group medical insurance coverage, and continued vesting of currently outstanding equity awards under the terms of, and at the regular vesting schedule applicable under, the Registrant’s equity incentive plans and Mr. DeFelice’s prior equity incentive awards.  The foregoing summary of the terms of Mr. DeFelice’s resignation and severance benefits is qualified in its entirety by the text of the full Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Separation, Waiver and General Release Agreement between Eugene V. DeFelice and HMS Holdings Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.
(Registrant)

Date: November 3, 2015	By:	/s/ Jeffrey S. Sherman
	Name:	Jeffrey S. Sherman
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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